UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): May 22, 2024

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2024, Willis Lease Finance Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on April 5, 2024, the voting record date, there were 7,084,602 common shares issued, outstanding and entitled to vote. At the Annual Meeting, 6,354,912 shares, more than 89%, of the outstanding common shares entitled to vote were represented by proxy or in person.

Proposal 1: Election of Directors. The stockholders elected two Class II Directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders. The voting results were as follows:

Number of Votes Cast:

	For	Against	Abstain	Broker Non-Votes
Colm Barrington	5,959,293	106,859	1,357	287,403

	For	Against	Abstain	Broker Non-Votes
Austin C. Willis	5,082,672	983,491	1,346	287,403

The other directors whose term of office continued after the Annual Meeting were Brendan Curran, Rae Ann McKeating, and Charles F. Willis, IV.
Proposal 2: Approval of the Amendment and Restatement of the Company’s Amended and Restated Certificate of Incorporation. The stockholders approved the Amendment and Restatement of the Certificate of Incorporation to provide for officer exculpation. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
5,962,019	100,637	4,853	287,403

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the year 2024. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
6,329,876	23,404	1,632	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: May 24, 2024

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas
Dean M. Poulakidas
Executive Vice President and General Counsel

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